PURCHASE AGREEMENT

This Agreement is made and entered into this 9th day of October, 1996 by and between BROOKLYN ROADS LIMITED ("Purchaser") and CABESTAN, INC., a Pennsylvania corporation ("Seller").

                                    RECITALS

     a. The Seller currently holds title to two parcels of real estate and appurtenant rights located in Bensenville, Illinois, which parcels are legally described on Exhibit "A" attached hereto and made a part hereof by this reference (the parcels are hereinafter referred to collectively as the "Property"). The Property is improved with two industrial/office buildings commonly known as 890 Supreme Drive, Bensenville, Illinois and 800-820 Thorndale Avenue, Bensenville, Illinois.

     b. Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser all of the items of property hereinafter described in Paragraph 1 below, in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, and the above recitals which are by this, reference incorporated herein, the sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.  Agreement to Purchase:

Seller agrees to sell, convey and assign to Purchaser, or its nominee or assignee, all of the following:

     a. The Property and all rights, appurtenances, privileges and easements thereto owned by Seller;

     b. The buildings located upon the Property and all improvements and structures of any kind whatsoever now or hereafter located on the Property (the buildings and other structures, if any, are hereinafter collectively referred to as the "Building");

     c. All fixtures, equipment, apparatus, machinery, appliances, furnishings, and other personal and tangible property, if any, owned by Seller located at or upon the Building or Property or both and used or usable in connection with the operation and ownership of the Building and the Property, exclusive of personal property or trade fixtures owned by tenants (hereinafter referred to as the "Personal Property"); and

     d. All intangible property, if any, owned by Seller used in connection with the Building and the Personal Property, including, but not limited to all rights to obtain utility services in connection with the Building and the Property; assignable licenses and other governmental permits and permissions relating to the Property, the Building, and the operation thereof to the extent assignable by law, and all assignable contracts and


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                                      -2-


         contract rights, including guarantees and warranties (all of the foregoing are hereinafter collectively referred to as the "Intangible Property").

The Property, Building, Personal Property and Intangible Property are herein sometimes collectively referred to as the "Project".

2.  Purchase Price.

     a. The purchase price (the "Purchase Price") for the Project shall be SIX MILLION, EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS ($6,800,000.00) payable, in lawful United States of America dollars, as follows:

          i. Within two (2) business days (which for the purposes of this Agreement shall exclude Saturdays, Sundays and statutory holidays within the State of Illinois or the Province of Ontario) after the date of execution of this Agreement by Seller (the date of execution by Seller is hereinafter referred to as the "Acceptance Date"), Purchaser shall deliver to the Seller's solicitor, as hereinafter defined, as earnest money, the sum of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) (the "Initial Earnest Money Deposit").

               Within thirty (30) days from receipt by Purchaser of the last of all the documents listed in paragraph 4, Purchaser shall deposit as additional earnest money, the sum of ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00) (the "Additional Earnest Money"), unless Purchaser has exercised its right to terminate this Agreement, in accordance with its terms. The Initial Earnest Money and the Additional Earnest Money are hereinafter referred to as the "Earnest Money". The Earnest Money or any part thereof shall be held by the Seller's Solicitor(s), in trust, in an interest bearing account. All interest earned on the Earnest Money shall accrue for the benefit of the Purchaser, unless the Earnest Money is retained by Seller as liquidated damages pursuant to paragraph 2(b) hereof and in such event, the interest shall accrue for the benefit of Seller.

               At Closing, the Earnest Money, together with all interest thereon, shall be applied toward the Purchase Price.

          ii The balance of the Purchase Price, plus or minus prorations, shall be paid by Purchaser at Closing in immediately available funds payable to Seller.

     b. If the transaction herein described is not consummated due to a default of Purchaser hereunder, the Earnest Money together with all interest thereon shall be paid and forfeited to Seller as liquidated damages in lieu of all other remedies available to Seller, and the parties hereto shall have no further obligations hereunder.

3.  Time of Closing

Subject to the conditions precedent contained in this Agreement, the consummation of the transaction herein contemplated (hereinafter referred to as the "Closing") shall take place thirty (30) days following the end of the Inspection Period. The Closing will take place at the offices


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                                      -3-


of Chicago Title Insurance Company (the "Title Company"), 171 N. Clark Street, Chicago, Illinois.

4.  Documents to be Delivered by Seller

Except as otherwise set forth in this paragraph, within ten (10) days after the Acceptance Date, Seller shall deliver to Purchaser the following documents:

     a. Copies of all certificates of occupancy and other necessary governmental licenses or approvals pertaining to the Project, if any, which are in the possession of Seller;

     b. A complete copy of "as-built" plans and specifications for the Building and any modifications or amendments thereto, if any, in the possession of Seller;

     c. Copies of all service and maintenance contracts and other written agreements of any kind pertaining to the Project (including all amendments and modifications thereto) which Seller or its agents and affiliates have entered into in connection with the construction, development, maintenance, ownership and operation of the Project (such contracts and agreements being hereinafter collectively referred to as the "Project Contracts"). Purchaser shall advise Seller not less than twenty (20) days prior to the Closing which Project Contracts, if any, it shall require to be assigned to it at the Closing. Any contracts which Purchaser has not required Seller to assign to it at the Closings shall be cancelled by Seller without liability to Purchaser;

     d. Copies of all leases relating to the Project together with a current rent roll;

     e.   A schedule listing all Personal Property;

     f. Within twenty (20) days after the Acceptance Date, Seller shall deliver to Purchaser a commitment (hereinafter referred to as the "Title Commitment") to issue an ALTA Form B Owner's Title Insurance Policy (the "Title Policy") issued by Chicago Title Insurance Company (the "Title Company") in the amount of the Purchase Price, showing title to the Property and Building and, in addition, all access, ingress and egress and utility casements and rights-of-way used in connection with the Project naming Purchaser as the proposed insured, with title being subject only to real estate taxes not yet due or payable, covenants, conditions and restrictions of record, public easements and rights of way, leases, acts of Purchaser and parties acting through Purchaser, the Mortgage, as hereinafter defined, and such other exceptions as are approved in writing by Purchaser (hereinafter referred to as the "Permitted Exceptions") and any other title exceptions pertaining to liens or encumbrances of a definite, ascertainable amount which may and shall be removed by the payment of money by Seller at or prior to Closing as confirmed by Purchaser with the Title Company (such other title exceptions being hereinafter referred to as the "Removable Exceptions"), together with copies of all covenants, conditions, easements and restrictions affecting the Project. The Title Policy or "marked-up" title commitment shall be delivered at Closing and shall provide full extended coverage insurance which shall result in the deletion of the general exceptions and shall contain the following affirmative endorsements:

          i. The Title Company's standard form 3.1 ALTA zoning endorsement with parking;


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                                      -4-


          ii. If there is more than one Parcel comprising either parcel of the Project, a contiguity endorsement insuring that all parcels comprising the Property are contiguous;

          iii. Restriction endorsement if any recorded covenant or restriction affects the Property; and

          iv.  Access endorsement;

     g. Within twenty (20) days after the Acceptance Date, Seller shall deliver to Purchaser three (3) copies of surveys of the Property (the "Surveys") dated or recertified as of or subsequent to the Acceptance Date, prepared by a land surveyor licensed by the State of Illinois and certified to have been prepared in accordance with 1992 ALTA land title standards and certified to Purchaser, the Title Company and the Mortgagee, as hereinafter defined. The Surveys shall show the location of the Building to be within lot and setback lines and that the Building does not encroach upon easements in such a manner as to adversely affect or impair the use or marketability of the Property and that there are no encroachments of buildings or other improvements from adjoining properties which adversely affect or impair the use or marketability of the Property. The Surveyor shall certify that the Property does not contain wetlands and that the Property is not in an area identified by any agency or department of the federal government as having special flood or mudslide hazards which would require flood insurance under the Flood Insurance Act of 1968.

          If the Title Commitment or the Title Policy disclose exceptions to title other than Permitted Exceptions, or Removable Exceptions in the case of the Title Commitment (such exceptions are hereinafter referred to as "Unpermitted Exceptions") or the Surveys disclose defects or other matters which result in Unpermitted Exceptions, then Purchaser may elect, upon written notice to Seller, (i) to terminate this Agreement; or (ii) to take title as it then is and deduct from the Purchase Price an amount necessary to discharge such Unpermitted Exceptions or to obtain affirmative title insurance against loss with respect to any unpermitted liens, encumbrances or restrictions. If Purchaser fails to make an election, such failure shall constitute an election to terminate this Agreement;

     h. All documents in Seller's possession relating to any special use, nonconforming use, or zoning variance granted with respect to the Project;

     i. All environmental reports, audits or studies in Seller's possession relating to the Project;

     j. A copy of all guaranties, warranties and other documents or instruments evidencing or relating to the Building, Personal Property and the Intangible Personal Property, if any;

     k Copies of all contracts for construction, repair or capital replacement performed or to he performed at the Project or covering such work performed during the two (2) years immediately preceding the date hereof;


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                                      -5-


     l. All other studies, reports, maps and documents related to the Project that are in Seller's possession including without limitation engineering reports, environmental impact reports, historical site status reports, roof reports, traffic circulation, flood control and drainage plans and all correspondence with governmental agencies concerning the same;

     m. Copies of real estate tax bills for the three (3) most recent years and all notices pertaining to real estate taxes and assessments applicable to the Project, together with documents relating to all real estate protests or tests filed during such period in connection with the Project;

     n. Completed Disclosure Form executed by Seller pursuant to the Illinois Responsible Property Transfer Act; and

If Seller fails to deliver to Purchaser any of the documents specified in this Paragraph within the time herein provided, then the Inspection Period granted pursuant to paragraph 8 hereof shall be extended by the number of days by which the date on which such documents are delivered exceeds the time period set forth in this paragraph 4.

5.  Documents To Be Delivered By Seller At Closing

At or prior to the Closing, Seller shall deliver or cause to be delivered to Purchaser the following, all in form and substance reasonably satisfactory to
Purchaser:

     a. Special Warranty Deed to Purchaser or Purchaser's nominee in recordable form, conveying good and marketable title in fee simple to the Property and Building, subject only to the Permitted Exceptions;

     b. The Title Policy or a "marked-up" Title Commitment (including extended coverage and title endorsements) and indicating waiver or deletion of the Removable Exceptions;

     c. A Bill of Sale executed by Seller, assigning, conveying and warranting to the Purchaser title to the Personal Property, if any, and the Intangible Property, if any, free and clear of all encumbrances;

     d.   The original executed Leases;

     e. Letter from the tenants under the Leases (hereinafter referred to as "Tenant Estoppel Certificates") addressed to Purchaser or its nominee and Mortgagee, as hereinafter defined, in the form attached hereto as Exhibit "B". If Seller is unable to obtain Tenant Estoppel Certificates from all of the tenants, Seller shall provide Purchaser with a Seller's Estoppel Certificate for the tenants who did not provide Tenant Estoppel Certificates. The Seller's Estoppel Certificate shall contain the matters set forth in Exhibit "B" attached hereto;

     f. Notices executed by Seller to all tenants, licensees or concessionaires, under the Leases and Project Contracts directing such parties to pay all rental and other payments to Purchaser or its agent;

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                                      -6-


     g. All architectural drawings, plans, specifications, surveys, building permits, occupancy permits or other similar items in Seller's possession and control which Seller has created, used or relied upon for the ownership and maintenance of the Project;

     h. A non-foreign certificate in accordance with the provisions of paragraph 22 hereof;

     i. Insurance certificates in Seller's possession required by the tenants under the Lease;

     j. A rent roll dated as of the Closing certified by Seller to Purchaser to be true, correct and complete;

     k. All keys in possession of the Seller used in connection with the Project and the combinations to all locks included on the Project;

     l.   An affidavit of title;

     m. A certificate from Seller stating that the representations and warranties set forth in paragraph 9 are true and accurate in an material respects as of the date of the Closing; and

     n. Such other documents as Purchaser or the Title Company may reasonably request to enable Purchaser to consummate the Transaction contemplated by this Agreement.


6.   Documents to be Delivered by Seller and Purchaser.

At or prior to the Closing, Purchaser and Seller shall jointly deliver the following:

     a.   Executed state, county and municipal transfer declarations;

     b.   ALTA Statement;

     c.   A Closing Statement containing calculations of prorations;

     d. An Assignment and Assumption Agreement with respect to the Leases and the Project Contracts (to the extent that Project Contracts are to be assigned to Purchaser at Closing) pursuant to which Seller shall agree to indemnify, protect, defend and hold Purchaser harmless from and against all claims (including attorneys' fees) arising in connection with the Leases and the assigned Project Contracts for the period prior to Closing and Purchaser shall agree to indemnify, protect, defend and hold Seller harmless from and against all claims (including attorneys' fees) arising in connection with the Leases and assigned Project Contracts for the period from and after the Closing; and

     e.   An Assignment of the Mortgage, if required pursuant to the Mortgage.

7.  Documents To Be Delivered By Purchaser

At Closing, Purchaser shall deliver to Seller the Purchase Price, plus or minus prorations, by wire transfer as directed by Seller.


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                                      -7-


8.  Inspection Period

     a. Notwithstanding anything contained in this Agreement to the contrary, if, for any reason whatsoever, in Purchaser's sole discretion, Purchaser is not satisfied with the condition of the Project, or any part thereof, or with the documents to be delivered to Purchaser in accordance with Paragraph 4 hereof, or with the financial or physical feasibility of ownership of the Project and any proposed plans for the rehabilitation and renovation of same, then Purchaser shall have the right to terminate this Agreement by written notice to Seller within thirty (30) days from the receipt by Purchaser of the last of all documents listed in paragraph 4 (the "Condition Date) The period of time from the Acceptance Date through and including the Condition Date is herein referred to as the "Inspection Period".

     b. Purchaser, its agents, representatives and employees may, during the Inspection Period, make soil, environmental and engineering tests, inspect and audit the Project for such purposes as Purchaser may require and Seller shall provide Purchaser and its agents and representatives full and complete access to the Project. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against all liability and cost caused by the negligence of Purchaser and its agents in performing said inspection.

9.  Warranties and Representation of Seller.

     a. In order to induce Purchaser to enter into this Agreement Seller warrants and represents to Purchaser as follows:

          i.   that between the Acceptance Date and the Closing, Seller shall:
               (i) not, without first obtaining the written consent of the Purchaser, enter into, amend or cancel any contracts, agreements or leases pertaining to the Project which would survive the date of Closing and be binding upon Purchaser; (ii) not convey any Intangible Property or remove from the Project any of the Personal Property except in the ordinary course of business;
               (iii) remedy all violations of laws, ordinances, orders or requirements relating to the Project of which Seller has actual notice. (iv) not cancel or permit cancellation of any hazard or liability insurance carried with respect to the Project or its operation; and (v) not apply any security deposit to any obligation of any tenant under any of the Leases;

          ii. To the best of Seller's knowledge, no fact, condition or proceeding exists which would result in the termination or impairment of the furnishing of or an increase in rates for services to the Project of water, sewer, gas, electric, telephone, drainage and other such utility services. To the best of Seller's knowledge, the facilities servicing the Project are in compliance with all governmental rules and regulations;

          iii. All building permits, certificates of occupancy, business licenses and, without limitation, all other notices, licenses, permits, certificates and authority, required in connection with the construction, use or occupancy of the Project have been obtained and are in effect and in good standing and the leasing, operation and

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                                      -8-


               use of the. Project is in compliance, in all material respects, with such notices, licenses, permits, certificates and authority;

          iv. There are no presently pending, and Seller has received no notice of, any special assessments of any nature with respect to the Project or any part thereof;

          v. Seller is not a party to any contract, agreement or commitment to sell, convey, assign, transfer, provide rights of refusal or other similar rights or otherwise dispose of any portion or portions of the Project;

          vi. This Agreement has been duly authorized and executed on behalf of Seller and constitutes a valid and binding agreement, enforceable in accordance with its terms, except as limited in bankruptcy or by court of equity;

          vii. There is no litigation pending against Seller or the Project which materially and adversely affects the Project or Seller's ability to perform pursuant to this Agreement;

          viii. Seller has not received any notice and Seller has no knowledge that the Building is being operated by Seller other than in accordance with all applicable federal, state and local laws, ordinances, rules, regulations and orders (including without limitation, those relating to the environment, health and safety matters and handicapped persons);

          ix. Seller has not received any notice and Seller has no knowledge that, (a) any building permits, certificates of occupancy, business licenses and all other certificates and authorization required in connection with the construction, use and occupancy of the Project have not been obtained and are not in full force and effect; and (b) the leasing, operation and use of the Project is not in compliance, in all material respects with such notices, licenses, permits and certificates;

          x. Seller has not received and knows of no unsatisfied requests for repairs, restorations or improvements with respect to the Project from any person, entity or authority, including, but not limited to, any tenant, lender, insurance carrier or government authority. Seller has no knowledge or notice of, any claims of any governmental agency to the effect that the construction, operation or use of any of the Project is in violation of any applicable law, ordinance, rule, regulation or order;

          xi. To the best of Seller's knowledge, during the period in which Seller has owned the Project, the Project has never been used as a landfall or a waste dump, and there was not any installation in, or production, disposal or storage on, the Project of any hazardous waste or other toxic substances, including, without limitation, asbestos, by Seller or, to the best of Seller's knowledge, by any tenant or any previous tenant or owner (other than storage of small amounts of ordinary office supplies, copier and printer toner, etc.) and there is no proceeding or inquiry by any governmental authority or agency with respect thereto. During the

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                                      -9-


               period in which Seller has owned the Project, the Project has not contained any hazardous substance or hazardous waste, as said terms are used in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. subsections 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. subsections 6901 et seq. or the Illinois Environmental Protection Act., as amended, I11.Rev.Stat. Ch. 111-1/2, subsections 1001 et seq.; and

          xii. none of the foregoing representations, warranties and statements of fact contemplated by this Agreement contains any untrue statement of a material fact or omit to state any material fact necessary to make any such statement or representation not misleading to a prospective purchasers seeking full information as to the Property; the Seller has no knowledge of any facts which should reasonably be known to the Seller relating to the Property which are not disclosed in this Agreement or in any document deliverable hereunder and which might reasonably be expected to materially diminish he Purchaser's appreciation of the value of the Property or, if known by the Purchaser, might reasonably be expected to deter the Purchaser from completing the transactions contemplated by this Agreement on the terms and conditions contained herein.

     b. All representations and warranties contained in this Paragraph 9 or elsewhere in this Agreement shall be deemed remade as of the Closing and shall survive the Closing for a period of nine (9) months. No suit shall be brought in connection with any representation or warranty unless commenced within nine (9) months of the date of the Closing. Each and every warranty and representation of Seller shall be deemed to have been relied upon by Purchaser, notwithstanding any investigation, Purchaser may have made with respect thereto. If there shall be any material, adverse change between the date of this Agreement and the date of Closing such that the foregoing representation, and warranties shall not be true as of the time of Closing, then Purchaser may, at its election, terminate this Agreement and be relieved of any further obligations hereunder.


10.  Adjustments.

     a. An adjustment to the Purchase Price shall be made between Seller and Purchaser on a per diem basis as of midnight of the date preceding the date of Closing for real estate taxes, personal property taxes and other state or city taxes, charges and assessments levied against the Project, not yet due and payable or due but not yet paid, on the basis of the fiscal year for which the same are levied or assessed. If the amount of any such taxes, charges or assessments shall not be fixed before the date of Closing, the adjustment thereof at Closing shall be based upon the Tax Assessor's most recent assessed valuation and the latest known tax rate and equalization factors. In such event, Seller and Purchaser agree to reprorate such taxes, charges or assessments as the amount of such items become available, such agreement shall survive the Closing. To the extent Purchaser receives after the Closing, any payment from any of the tenants for the tenants' proportionate share of real estate taxes for which Purchaser received a closing credit, Purchaser shall promptly remit such payments to Seller.

     b. An adjustment to the Purchase Price shall be made between Seller and Purchaser on a per diem basis as of midnight of the date preceding the date of Closing for rents under

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                                      -10-


          the Leases, and all security deposits held by Seller pursuant to the Leases, and, without limitation, other payments payable by tenants, licenses, concessionaires and other persons using or occupying the Project or any part thereof, for or in connection with such use or occupancy. However, Purchaser shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing (which shall remain the property of Seller) but instead Purchaser shall be required merely to turn over to Seller its share of the same if, as and when received by the Purchaser. All payments received by the Purchaser from a tenant, licenses , concessionaire or other person shall be applied against the most recently accrued obligation or obligations of the payor. In addition, in the event that as of the Closing there shall exist any rental concession, free-rent period or rent reduction under or with respect to any Lease which extends beyond the Closing, then the amount thereof shall be credited to Purchaser as of the Closing.

     c. At Closing, Purchaser shall receive a credit in the amount of the outstanding principal amount of the Mortgage, as hereinafter defined, together with all accrued interest thereon less the amount of any real estate tax deposits made by Seller and held by the Mortgagee as of the date of Closing.

     d. The following items set forth below shall be apportioned between Seller and Purchaser as of the Closing:

          i.   Fuel, water, sewer, telephone, and all other utility charges.

          ii. Fees paid or payable under any Project Contract licenses, permits or other Intangible Property assignable to Purchaser and charges and other amounts payable under any contracts assigned to Purchaser pursuant to the terms of this Agreement.

          iii. All other items customarily prorated or adjusted on the conveyance of similar projects.

     e. In the event any prorations, apportionments or computations made under this Paragraph 9 shall prove to be incorrect for any season, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from whom it is entitled to such adjustment within twelve (12) months after the Closing.

11.  Closing Costs

All title charges and expenses of or relating to the Title Policy herein provided for and survey fees, documentary or transfer taxes payable in connection with the delivery of any instrument or document provided in or contemplated by this Agreement (except for municipal transfer taxes imposed upon the transferee) or any agreements described or referred to herein, if any, any sales or transaction tax payable by reason of the transaction herein described, any fee charged or imposed by the Mortgagee in connection with the conveyance of the Project or the assignment of the Mortgage, and one-half (1/2) of any escrow and Closing charges imposed by the Title Company, the cost

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                                      -11-


of extended coverage with the Title Policy shall be paid by Seller. One-half (1/2) of any escrow and Style Closing charges imposed by the Title Company the cost of all title endorsements, municipal transfer taxes (if any) imposed upon the transferee and the cost of recording the deed to cost of recording the deed to Purchaser shall be paid by Purchaser shall by paid by Purchaser.

12.  Operation Until Closing

From the date of this Agreement, until Closing, the Seller shall operate the Property in the ordinary course in accordance with sound business and management practices as would a prudent owner of comparable properties and will carryout all routine day-to-day repairs and maintenance thereof.

13.  Damage or Destruction to Project

In the event that between the Acceptance Date and the date of Closing, all or any portion of the Project is damaged or destroyed by fire or other casualty and the cost of repairing such damage exceeds $250,000.00, Purchaser may elect to:

     a. Terminate this Agreement without cost, obligation or liability on Purchaser's part, in which event all rights and obligations of the parties hereunder shall cease and the Earnest Money and all interest thereon shall be returned to Purchaser; or

     b. Consummate the transaction contemplated hereby, in which event the Seller shall provide Purchaser with a closing credit in the amount of its insurance deductible and shall insurance proceeds payable as a result of such damage or destruction shall provide Purchaser with a closing insurance proceeds payable as a result of Purchaser at Closing and used to rebuild the Project.

Purchaser shall notify Seller within thirty (30) days after receipt of notice from Seller of such damage or destruction of its election. If Purchaser fails to notify Seller of its election within said 30-day period, such failure shall constitute an election to terminate this Agreement as aforesaid. The Closing shall be adjusted, if necessary, to allow for Purchaser's election not to terminate.

In the event that the cost of restoration or rebuilding is less than $250,000.00, Seller shall effect such restoration and if such restoration or rebuilding is not completed as of the date of Closing, the date of Closing shall be extended until such time as such restoration or rebuilding is completed.

14.  Condemnation.

In the event between the Acceptance Date and the date of Closing any condemnation or eminent domain proceedings are initiated which might result in the taking of any part of the Building or the Property, Purchaser, at its sole option, may elect to terminate this Agreement without costs, obligation or liability on the part of Purchaser, in which event all rights and obligations of the parties hereunder shall cease and the Earnest Money and all interest thereon shall be returned to Purchaser. In the event Purchaser elects not to terminate this Agreement, Seller shall assign to Purchaser at Closing all of Seller's title and interest in an to any award pertaining to the Project made in connection with such condemnation or eminant domain proceedings. Purchaser shall notify Seller within thirty (30) days after its receipt of notice of such condemnation or eminent domain proceedings whether it elects to exercise its right to terminate. If Purchaser fails to notify Seller of its election within said 30-day period, such failure shall constitute an election to terminate this Agreement aforesaid. The Closing shall be adjusted, if necessary, to allow for Purchaser's election not to terminate.

15.  Brokers

The parties mutually warrant and represent to the other that no broker has been authorized to act on its behalf in respect of the transaction contemplated hereby. Each of the parties shall indemnify and save the other harmless from any claim by any broker or other person.

16.  Mortgage

Seller and Purchaser acknowledge and agree that the consummation of the transaction contemplated by this Agreement is expressly subject to and conditioned upon the agreement and consent of Principal Mutual Life Insurance Company (the "Mortgagee") to the assignment of the Mortgage to Purchaser and the assumption of the Mortgage Note by Purchaser. Seller shall be solely responsible for all costs charged, imposed or assessed by Mortgagee in connection with the assignment of the Mortgage and the consent of the Mortgagee to the conveyance to Purchaser.

17.  Entire Agreement

It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Agreement, the exhibits annexed hereto and the instruments and documents referred to herein, which alone fully and completely express their agreements, and that neither party is relying upon any statement or representation, not embodied in this Agreement, made by the other. Each party expressly acknowledges that, except as expressly provided in this Agreement, the other party and the agents and representatives of the other party have not made, and the other party is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the transactions contemplated hereby.

18.  Assignment

The Purchaser, upon notice to the Seller but without the necessity of obtaining the Seller's consent, shall have the right to assign its rights hereunder, provided that in the case of any such assignment the Purchaser shall not be released from its obligations hereunder unless the Seller consents to the Assignment and the assumption of such obligations by the assignee, which consent may not be unreasonably withheld. The Seller may not assign its rights under this Agreement without the prior written consent of the Purchaser, which consent may not be unreasonably withheld.

19.  Modifications

No modification, amendment, discharge or change of this Agreement, except as otherwise provided herein, shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, amendment, discharge or change is sought.

20.  Notices

All notices, demands, requests and other communications under this Agreement shall be in writing and shall be deemed properly served when received (a) if delivered by hand or expedited messenger service with proof of receipt to the party to whose attention it is directed or (b) if sent, postage prepaid, by registered or certified mail, return receipt requested, postage prepaid or (c) if sent by private carrier guaranteeing next day delivery or (d) if sent via telecopier or other electronic communication which results in a written or printed notice, addressed as follows:

         If intended for Purchaser:   Frank Camenzuli
                                      Brooklyn Roads Limited
                                      Suite 301
                                      347 Bay Street
                                      Toronto, Ontario
                                      Canada
                                      M5H 2R7
                                      Telecopier: (416) 864-9929


         with a copy to:              John Wright
                                      Owens, Wright
                                      Suite 401
                                      20 Holly Street
                                      Toronto, Ontario
                                      Canada
                                      M4S 3B1
                                      Telecopier:  (416) 486-3309


         If intended for Seller:      Cabestan, Inc.
                                      c/o Trammel Crow Company
                                      2 Pierce Place, Suite 700
                                      Itasca, Illinois  60143
                                      Telecopier: (630) 285-2955

         with a copy to:              Neil Jacobs
                                      Stein, Riso, Haspel & Jacobs, LLP
                                      80 Third Avenue
                                      21st Floor
                                      New York, New York 10022
                                      Telecopier: (212) 752-8468

or such other address or to such other party which any party entitled to receive notice hereunder designates to the other in writing. Notice delivered by hand, by private carrier or by telecopier shall be effective when delivered. Notice sent by mail shall be effective five (5) days after mailing.

21.  Illinois Tax Withholding.

Seller represents and warrants that the sale of the Project to Purchaser shall not subject Purchaser to liability under 35 ILCS 5/902. Seller shall indemnify and hold Purchaser harmless from any claims for transferee liability asserted by the State of Illinois against Purchaser pursuant to 35 ILCS 5/902 in connection with the sale of the Project by Seller to Purchaser. The foregoing indemnity agreement of Seller shall survive the Closing of the sale of the Project to Purchaser.

22.  Non-Foreign Certificate

Seller shall provide Purchaser on or before the Closing, with a non-foreign certificate sufficient in form and substance to relieve Purchaser of any and all withholding obligations under federal law, which certificate shall be reasonably satisfactory to Purchaser and the Title Company.

23.  Binding Effect

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

24.  Partial Invalidity

Seller and Purchaser intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions.

However, if any provisions or provisions in this Agreement which is or are not materially related to the liability of the parties hereto or to the conditions to Purchaser's obligations to consummate the transaction contemplated herein is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Seller and Purchaser that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Purchaser and Seller under the remainder of this Agreement shall continue in full force and effect. If any provision or provisions which is or are material as set forth above are found to be illegal, invalid, unlawful, void or unenforceable as written, this Agreement may, at the option of either party, be terminated without further obligation to either party.

25.  Acceptance

Purchaser agrees that this Agreement shall be irrevocable by it until 11:59 a.m. on the 18th day of October, 1996, after which time, if not accepted, this Agreement shall be null and void.

Exhibits "A" and "B" form part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Dated at Toronto, Ontario, Canada, this 9th day of October, 1996.

                                         BROOKLYN ROADS LIMITED


                                           [ILLEGIBLE]
                                         ------------------------------------

The undersigned accepts the above Agreement.

Dated at Geneva, Switzerland, [ILLEGIBLE], this 15th day of October, 1996.

                                         CABESTAN, INC.


                                           [ILLEGIBLE]
                                         ------------------------------------

                                   EXHIBIT "A"
                           LEGAL DESCRIPTION OF LANDS

Building Twelve

Address:            800/804/806/808/816/818/820 Thorndale Avenue
                    Bensenville Industrial Park
                    Dupage County, Illinois

Site Area:          5.563 acres

Building Area:      73,249 square feet

Legal Description:
         Parcel 2:  Lot 2 in Thorndale Distribution Park in
                    Bensenville Unit No. 4, being a resubdivision of Part of the southwest 1/4 of Section 2 and part of the northwest 1/4 of Section 11, Township 40 north, range 11, east of the third principal meridian, according to the plat thereof recorded October 31, 1984 as document R84-88005, in Du Page County, Illinois.

         Parcel 3:  A right-of-way and non-exclusive appurtenant
                    easement for the benefit of Parcel 2, as created by access agreement recorded January 6, 1994 as document R94-004671, for Ingress, Egress and Driveway over the following described property:

                    The east 25.00 feet of the south 300.00 feet and the east 20.00 feet of the north 175.00 feet of the south
                    475.00 feet of Lot 1 in Thorndale Distribution Park in Bensenville Unit No. 4, being a resubdivision of part of the southwest 1/4 Section 2 and part of the northwest 1/4 of Section 11, Township 40 north, range 11, east of the third principal meridian, according to the plat thereof recorded October 31, 1984 as document R84-88005, in Du Page County, Illinois

Building Three

Address:            820/860/890 Supreme Drive
                    Bensenville Industrial Park
                    Dupage County, Illinois

Site Area:          4.77 acres

Building Area:      85,542 square feet

Legal Description:
         Parcel 1:  Lot 1 in Thorndale Distribution Park in
                    Bensenville Unit No. 4, being a subdivision of part of the southwest 1/4 of Section 2 and part of the northwest 1/4 of Section 11, all in Township 40 north, Range 11, east of the third principal meridian according to the plat thereof recorded September 4, 1974 as document R74-45804, in Du Page County, Illinois.

                                   EXHIBIT "B"
                          TENANT ESTOPPEL CERTIFICATES

TO:         BROOKLYN ROADS LIMITED
AND TO:

RE:         BROOKLYN ROADS LIMITED PURCHASE OF 890 SUPREME DRIVE AND
            800-820 THORNDALE AVENUE, BENSENVILLE, ILLINOIS (the
            "Property") and a Lease dated BETWEEN _______, as LANDLORD and _______, as TENANT (the "Lease") as amended by an AGREEMENT dated
            _______ for the premises known as Unit _______, at _______ (the "Premises")

The undersigned, being or on behalf of the Tenant of the Premises, hereby confirm and acknowledge that:

1. The Tenant is in possession of the Premises and is paying rent and other payments reserved by the Lease and there is no set-off of such rental;

2.   Additional Rents are charged and paid as follows:

                                Charge        Date(s) Paid          Paid To

     Realty Tax

     Maintenance

     Insurance

     Utilities
     (separately metered)
     (not separately metered)

     Others

3. There has been no oral and written variation, modification or alteration of the Lease or of any guarantee thereof and the Lease is now in full force and effect;

4. As of this date, the Lease is in good standing in all respects and the undersigned has no claim or right to any set off against the Rent due or accruing due, other than Pre-paid Rents as set forth below;

3. No event has occurred and is continuing which would constitute a default or breach under the Lease by the Landlord or by the Tenant of any of the terms, conditions, covenants or provisos thereof including but not limited to the Landlord's obligation to repair and maintain the Premises;

6. There is no subsisting prior assignment of the Lease; there is no subsisting Sub-lease of the Premises or any portion of same;

7. The area being occupied by the Tenant under the Lease is ____ square feet and is designated as Unit _______, the Tenant occupies no other part of any other unit.

     There is no dispute as regards the area being occupied by the Tenant or as regards its entitlement to space;

8. This amount of $_______ is presently being paid for Base Rent monthly; the amount of $_______ is presently being paid for Additional Rent monthly;

9. Rent/Additional Rent is paid on the first day of each month; the last payment of Rent/Additional Rent was paid on _______;

10.  The amount of $_______ has been paid as Last Month's Rent;

11.  The amount of $_______ has been paid as a Security Deposit;

12. The Lease matures on _______. There is an option to renew which has/has not (delete as applicable) been exercised;

13. The undersigned is aware the subject property, namely _______ is being purchased by BROOKLYN ROADS LIMITED, which will be relying on this Acknowledgement in completing the purchase.

DATED at ___, this day of _______, 1996.

                                           TENANT


                                           -------------------------------------
                                           Name:
                                           Title: